SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                 Form 8-K

                             CURRENT  REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             November 10, 2003
                             --------------
              Date of Report (Date of earliest event reported)


                      OTISH MOUNTAIN DIAMOND COMPANY
                    --------------------------------
           (Exact name of registrant as specified in its charter)


Nevada                                    98-0218688
------                                    ----------
(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

                                          SEC File No.  000-32747
#3362, 349 West Georgia Street, Vancouver
British Columbia, Canada                  V6B 3Y3
----------------------------              ---------
(Address of principal executive offices)  (Zip Code)

                            604-484-2899
                            ------------
          Registrant's telephone number, including area code

                        First Cypress, Inc.
                           --------------
     (Former name or former address, if changed since last report)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

NONE

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

NONE

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

None.


ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Effective November 10, 2003, the client-auditor relationship between Otish Mountain Diamond Company(formerly First Cypress, Inc.)(the "Company") and BDO Dunwoody LLP, Chartered Accountants ("BDO") ceased as the former accountant was dismissed which was approved by the Board of Directors. On November 10, 2003, the Company appointed Morgan & Company, Chartered Accountants as its principal independent public accountant.

Morgan & Company is succeeding BDO. The report of BDO on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, scope or accounting principles. In addition, during the Company's two most recent fiscal years and through November 10, 2003, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures; which disagreements, if not resolved to the satisfaction of BDO would have caused that firm to make reference in connection with its reports to the subject matter of the agreements or reportable event. Although the financial statements audited by BDO for the year ended December 31, 2002 contained an explanatory paragraph pertaining to the Company's ability to continue as a going concern, such financial statements did not contain any adjustment that might result from the uncertainty stated herein,

The Company has authorized BDO to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that BDO review the above disclosure and BDO has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Morgan & Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii)the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO, the Company's previous independent accountant, as there were no such disagreements or an other reportable event(as defined in Item 304(a)(1)(v) of Regulation S-K). Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting,
auditing, or financial reporting issue.   Morgan & Company has reviewed the
disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Morgan & Company did not furnish a letter to the Commission.


ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

None.


ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit      Description
-------      -------------

  16.1       Letter from BDO Dunwoody LLP


ITEM  8.     CHANGE  IN  FISCAL  YEAR

None.

ITEM  9.     REGULATION  FD  DISCLOSURE

None.



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OTISH MOUNTAIN DIAMOND COMPANY

Date:  November 10,  2003
                                        By:  /s/ Max Pozzoni
                                            -----------------------
                                             MAX POZZANI
                                             President, CEO, Director